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                                                                    EXHIBIT 99.1

                           Certification Pursuant to
                             18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Crown Castle International Corp., a Delaware Corporation, (the "Company"), for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of such officer's knowledge:

     1) the Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2003 (the last date of the period covered by the Report).

                                        /s/ John P. Kelly
                                        -------------------------------------
                                        John P. Kelly
                                        President and Chief Executive Officer
                                        May 13, 2003


                                        /s/ W. Benjamin Moreland
                                        -------------------------------------
                                        W. Benjamin Moreland
                                        Senior Vice President,
                                        Chief Financial Officer and Treasurer
                                        May 13, 2003

     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Crown Castle International Corp. and will be retained by Crown Castle International Corp. and furnished to the Securities and Exchange Commission or its staff upon request.